                                                                    Exhibit 10.5
                                                                    ------------
     FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT
     ----------------------------------------------------


     This Agreement, dated as of April 24, 2000 is entered into by and among Avici Systems Inc. (the "Company"), (i) Accel V L.P., Accel Internet/Strategic Technology Fund L.P., Accel Keiretsu V L.P., Accel Investors `96 L.P., Ellmore
C. Patterson Partners (collectively, the "Accel Entities"), Oak Investment Partners VII, L.P., Oak VII Affiliates Fund, L.P., Brentwood Associates VII, L.P., Brentwood Affiliates Fund, Polaris Venture Partners, L.P., Polaris Venture Partners Founders' Fund, L.P., Nortel Networks Inc. ("Nortel"), Comdisco, Inc. ("Comdisco"), Amerindo Technology Growth Fund II and Litton Master Trust (collectively, the "Amerindo Entities"), Anschutz Family Investment Company LLC ("Anschutz"), Tudor Arbitrage Partners, L.P., Tudor BVI Futures, Ltd., Tudor Raptor Global Fund, Ltd. and Raptor Global Fund, L.P. (collectively, the "Tudor Entities"), Bayview Investors, Ltd., J.P. Morgan Direct Venture Capital Institutional Investors LLC, J.P. Morgan Direct Venture Capital Private Investors LLC, MeriTech Capital Partners L.P., MeriTech Capital Affiliates L.P., DLJ Capital Corp., DLJ ESC II, L.P., Sprout Capital VIII, L.P., Sprout Venture Capital, L.P., Merrill Lynch IBK Positions Inc., Merrill Lynch KECALP L.P. 1999, KECALP Inc., as nominee for Merrill Lynch KECALP International L.P. 1999, Nissho Electronics (USA) Corporation, Nissho Electronics Corporation, TWP Avici Investors, Tailwind Capital Partners, L.P., Itochu Corporation, Itochu Technology, Inc., Itochu Techno-Science Corporation, Itochu International, Inc., Dell USA L.P., Enron Communications Investments Corp., A.C.E. Investment Partnership and Semir Sirazi (individually an "Existing Institutional Investor" and collectively the "Existing Institutional Investors"), (ii) Samsung Venture Investment Corp., Spinnaker Clipper Fund, LP, Spinnaker Crossover Fund, LP, Spinnaker Crossover Institutional Fund, LP, 522 Fifth Avenue Fund L.P. and Williams Communications, Inc. (individually a "New Institutional Investor" and collectively the "New Institutional Investors"), (iii) Rein & Co., Inc., Terrance E. Bradley, Les Strauss, H & D Investments 97, Jim McQuillan, William Dally, Smith Barney as Custodian for the IRA or Keogh of William F. Mann, Scott Bradner, Surya Panditi, Robert Vetromile, Jr., Nicole A. Panditi, Karen M. Dionne, Manuel Henriquez, Anthony Ciulla, Joaquin Garcia-Larrieu, James Stableford, Marc Weiss, Shimon Amir, John Colorusso, Cecil Dean, Richard Escalera and P. Allen King (individually an "Existing Additional Stockholder" and collectively the "Existing Additional Stockholders"), (iv) Paul Brauneis, Catherine Hapka, James Mongiello, Synergy Venture Partners I, L.P. and Testa, Hurwitz & Thibeault, LLP, d/b/a: High Street Investors 2000 (individually a "New Additional Stockholder" and collectively the "New Additional Stockholders"), (v) those individuals, partnerships, corporations or other entities identified on Exhibit A hereto as Subsequent Closing Investors (the "Subsequent Closing
---------
Investors") and (vi) Henry Zannini, Philip Carvey and Larry Dennison (individually a "Founder" and collectively the "Founders"). The (i) Existing Institutional Investors, the New Institutional Investors and the Subsequent Closing Investors are sometimes referred to in this Agreement as the "Institutional Investors", (ii) Existing Additional Stockholders and the New Additional Stockholders are sometimes referred to in this Agreement as the "Additional Stockholders" and (iii) the Institutional Investors and Additional Stockholders are sometimes referred to in this Agreement as the "Investors."

                                   BACKGROUND
                                   ----------

     WHEREAS, the Founders own 1,925,000 outstanding shares of Common Stock, $.0001 par value of the Company (the "Common Stock");

     WHEREAS, certain of the Investors hold 1,750,000 shares of the Company's Series A Convertible Preferred Stock, $.01 par value per share (the "Series A Preferred"), pursuant to a Series A Convertible Preferred Stock Purchase Agreement, dated November 22, 1996, among the Company, such Investors and certain of the Founders (the "Series A Purchase Agreement);

    WHEREAS, certain of the Investors hold 10,517,000 shares of Series B Convertible Preferred Stock, $.01 par value per share (the "Series B Preferred"), pursuant to a Series B Convertible Preferred Stock Purchase Agreement, among the Company, such Investors and the Founders dated May 14, 1997 as to certain of the Investors and July 31, 1997 as to certain other Investors (the "Series B Purchase Agreement");

     WHEREAS, Nortel holds 5,000,000 shares of Series C Convertible Preferred Stock, $.01 par value per share (the "Series C Preferred"), pursuant to a Series C Convertible Preferred Stock Purchase Agreement, dated January 28, 1998, as amended, between the Company and Nortel (the "Series C Purchase Agreement");

     WHEREAS, certain of the Investors hold 5,428,500 shares of Series D Convertible Preferred Stock, $.01 par value per share (the "Series D Preferred"), pursuant to a Series D Convertible Preferred Stock Purchase Agreement, among the Company, such Investors and the Founders dated January 28, 1998 as to certain of the Investors and March 31, 1998 as to certain other Investors (as amended to date, the "Series D Purchase Agreement");

     WHEREAS, certain of the Investors hold 7,185,627 shares of Series E Convertible Preferred Stock, $.01 par value per share (the "Series E Preferred"), pursuant to a Series E Convertible Preferred Stock Purchase Agreement, among the Company, such Investors and the Founders dated September 2, 1999 as to certain of the Investors and October 7, 1999 as to certain other Investors (as amended to date, the "Series E Purchase Agreement");

     WHEREAS, the Company and certain of the Investors have entered into a Series F Preferred Stock Purchase Agreement of even date herewith (the "Series F Purchase Agreement") (collectively with the Series A Purchase Agreement, the Series B Purchase Agreement, the Series C Purchase Agreement, the Series D Purchase Agreement and the Series E Purchase Agreement, the "Purchase Agreements") pursuant to which such Investors have purchased shares of the Company's Series F Convertible Preferred Stock, $.01 par value ("Series F Preferred") (collectively with the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred and the Series E Preferred, the "Preferred Stock");

     WHEREAS, the Stockholders (as defined in Article 1) wish to provide for, among other undertakings, (i) their continuing representation on the Board of Directors of the Company, (ii) certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act (as defined in Article 1) and (iii) certain rights with respect to the sale of any securities of the Company;

     WHEREAS, the Company, certain of the Investors and the Founders entered into a Fourth Amended and Restated Investor Rights Agreement dated as of September 2, 1999, as amended (the "Prior Investor Rights Agreement");

     WHEREAS, the Company, the Investors and the Founders wish to amend and restate the Prior Investor Rights Agreement in its entirety to make each of the New Institutional Investors and each of the New Additional Stockholders a party thereto and to make certain other changes to the terms thereof; and

     WHEREAS, the Investors and the Founders who or which have executed this Agreement are the holders of at least 60% of the voting power of the "Voting Shares", "Registrable Shares" or "Shares" as each is defined in the Prior Investor Rights Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and the consummation of the sale and purchase of the Series F Preferred pursuant to the Series F Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree to amend and restate the Prior Investor Rights Agreement as follows:

                             ARTICLE I. DEFINITIONS

          A.  Certain Definitions.  As used in this Agreement, the following
              -------------------
terms shall have the following respective meanings:

          "Affiliate" means, with respect to a specified Person, a Person that,
           ---------
directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, the Person specified; provided that, with respect to any Institutional Investor, "Affiliate" also means all mutual funds or other pooled investment vehicles or entities under the control or management of such Institutional Investor, or the general partner or investment advisor of such Institutional Investor, or any Affiliate of such mutual funds, pooled investment vehicles, general partner or investment advisor, or any other Institutional Investor under the control or management of, or whose assets are under the control or management of, any such Affiliate.

          "Commission" means the United States Securities and Exchange
           ----------
Commission, or any other federal agency at the time administering the Securities Act.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Initial Public Offering:" means the initial public offering of shares
           -----------------------
of Common Stock pursuant to a Registration Statement at a price to the public of at least $15.00 per share

(subject to appropriate adjustments for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) resulting in gross proceeds to the Company (net of all underwriting discounts and commissions) of at least $25,000,000.

          "Person" means, with respect to Article VI, an individual,
           ------
partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or government or any agency or political subdivision thereof.

          "Registration Statement" means a registration statement filed by the
           ----------------------
Company with the Commission for a public offering and sale of Common Stock (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

          "Registration Expenses" means the expenses described in Article II,
           ---------------------
Section 4.

          "Registrable Shares" means (i) the shares of Common Stock issued or
           ------------------
issuable upon conversion of the Shares, (ii) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Investors pursuant to Articles IV or V and
(iii) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are
                 -----------------
Registrable Shares shall cease to be Registrable Shares (a) upon any sale pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale in any manner to a person or entity which, by virtue of Article VII, Section 2, is not entitled to the rights provided by this Agreement or (c) in the circumstances set forth in Article VII, Section 2. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any
           --------------
similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

          "Shares" shall mean (i) the shares of Series A Preferred, Series B
           ------
Preferred, Series C Preferred, Series D Preferred, Series E Preferred and Series F Preferred issued and sold pursuant to the Purchase Agreements and (ii) only with respect to the provisions of Article V, the shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred and Series F Preferred issued and sold pursuant to the Purchase Agreements and any Voting Shares held by the Founders.

          "Stockholders" means the Investors, the Founders and any persons or
           ------------
entities to whom the rights granted under this Agreement are transferred by any Investor or any Founder, their successors or assigns pursuant to Article VII,
Section 2.

          "Voting Shares" means any and all shares of Common Stock, Series A
           -------------
Preferred, Series B Preferred, Series C Preferred, Series D Preferred, Series E Preferred, Series F Preferred and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) which are now owned or subsequently acquired by a Stockholder, however acquired, including without limitation shares of capital stock acquired pursuant to stock splits, stock dividends combinations and other similar events affecting such shares.


                           ARTICLE II.  VOTING RIGHTS

          A.  Voting of Shares.
              ----------------

          (a) In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares owned by him or it, or over which he or it has voting control, and otherwise use his or its respective best efforts, so as to fix the number of directors of the Company at eight (8) until such time as a majority of the outstanding shares of Series C Preferred Stock are held of record and beneficially owned by an entity other than Nortel and/or Nortel's Affiliate(s) collectively (a "Non-Nortel Holder"), and to elect, (i) four (4) members designated by the holders of a majority of the shares of Common Stock and Shares then outstanding, on an as converted basis, one of which members shall be the Chief Executive Officer, so long as he or she holds that office,
(ii) three (3) members designated by the Institutional Investors, one of which will be designated by each of (x) the Accel Entities, (y) Oak Investment Partners VII, L.P. and Oak VII Affiliates Fund, L.P. and (z) Brentwood Associates VII, L.P. and Brentwood Affiliates Fund and (iii) one (1) member designated by a majority in interest of the holders of Series E Preferred and approved by the Chief Executive Officer of the Company (which approval shall not be unreasonably withheld), which member shall be a representative of the holders of shares of Series E Preferred and shall initially be Stephen M. Diamond. Upon such time as a Non-Nortel Holder holds a majority of the outstanding shares of Series C Preferred Stock, the number of directors of the Company will be fixed at nine (9) , and eight (8) members will be elected in accordance with subsections (i), (ii) and (iii) above and one (1) member designated by the Non-Nortel Holder and approved by a majority of the other seven members, which approval shall not be unreasonably withheld.

          (b) The Company shall provide the Stockholders with thirty (30) days' prior written notice of any intended mailing of a notice to Stockholders for a meeting at which directors are to be elected.

          (c) No Revocation. The voting agreements contained herein are coupled
              -------------
with an interest and may not be revoked, except by written consent of the holders of 60% of the Voting Shares held by all Stockholders.

          (d) Indemnification.  In the event that any director elected pursuant
              ---------------
to Section 1 of this Article II shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to its Certificate of Incorporation or Bylaws, or otherwise, he shall be entitled to be represented in such action, suit or proceeding by counsel of his choice and the reasonable expenses of such representation shall be reimbursed by the Company to the extent provided in or authorized by said Certificate of Incorporation or By-laws. Each Stockholder agrees not to take any action to amend any provisions of the Certificate of Incorporation or By-laws of the Company relating to indemnification of directors, as presently in effect, without the prior written consent of all of the Stockholders.

          (e) Restrictive Legend.  All certificates representing Voting Shares
              ------------------
owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

          "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in an Investor Rights Agreement by and among the registered owner of this certificate, the corporation and certain other shareholders of the corporation, a copy of which is available for inspection at the office of the Secretary of the corporation."

          (f) Transfers of Voting Rights.  Any transferee to whom Voting Shares
              --------------------------
are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, and shall be entitled to the rights granted to the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.


                       ARTICLE III.  REGISTRATION RIGHTS

     1.   Required Registrations.
          ----------------------

          (a) At any time after (x) August 13, 2002, any Investor or Investors holding at least 50% of the Registrable Shares or (y) the earlier of one hundred eighty (180) days subsequent to an Initial Public Offering or ninety (90) days subsequent to the exercise of the right provided in subparagraph (x) immediately preceding, each of Nortel and, collectively, the Amerindo Entities, may request, in writing, that the Company effect the registration (i) on Form S-1 or Form S-2 (or any successor form) of at least 50% of the Registrable Shares owned by holder(s) having an aggregate offering price of at least $10,000,000 (based on the then current market price or fair value) or (ii) on Form S-3 (or any successor form) of Registrable Shares owned by such holder(s) having a minimum aggregate offering price of at least $2,500,000 (based on the then current market price or fair value). If the Investor or Investors initiating the registration intend(s) to distribute the Registrable Shares by means of an underwriting, such Investors shall so advise the Company in its request. In the event such registration is underwritten, the rights of other Investors to participate in such registration shall be conditioned on such Investors' participation in such underwriting. If any such registration is underwritten, the Company in its sole discretion, will select and obtain an underwriter(s) of nationally recognized standing to administer the offering. Upon receipt of any such request, the Company shall promptly give written notice of such proposed registration to all other Investors. Such Investors shall have the right, by giving written notice to the Company within thirty (30) days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Investors may request in such notice of election; provided that if the underwriter (if any) managing the offering determines that, because of marketing factors, all of the Registrable Shares requested to be registered by all Investors may not be included in the offering, then all Investors who have requested registration shall participate in the registration pro rata based upon the number of Registrable Shares which they have requested to be so registered; and provided further, in the case of a registration initiated by the Amerindo Entities pursuant to clause (y) of this paragraph (a), the Registrable Shares held by all Investors other than the Amerindo Entities requested to be included in such registration shall be subject to reduction in accordance with the provisions of the preceding clause before any reduction is made in the number of Registrable Shares to be so included which were requested to be registered by the Amerindo Entities. In the event that the number of Registrable Shares requested to be registered by either Anschutz and/or the Tudor Entities in a registration initiated by the Amerindo Entities is reduced by more than fifty percent (50%) in accordance with the provisions of the preceding sentence, Anschutz and/or the Tudor Entities, singly or jointly, as the case may be, shall be entitled to request, in writing, that the Company effect the registration on Form S-3 (or any successor form) of Registrable Shares owned by it or them having a minimum aggregate offering price of at least $2,500,000 (based on the then current market price or fair value), and the Registrable Shares held by all Investors other than Anschutz and/or the Tudor Entities requested to be included in such registration in accordance with this paragraph (a) shall be subject to reduction in accordance with the provisions of the preceding sentence before any reduction is made in the number of Registrable Shares to be so included which were requested to be registered by Anschutz and/or the Tudor Entities. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect within ninety (90) days of receipt of such request the registration on Form S-1, Form S-2 or Form S-3 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) The Company shall not be required to effect more than two (2) registrations pursuant to clause (x) and three (3) registrations pursuant to clause (y) of paragraph (a) of Section 1 of this Article III (for a total of five registrations); provided, however, that such obligation shall be deemed
                     --------  -------
satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective and, if such method of disposition is a firm commitment underwritten public offering, all such Registrable Shares have been sold pursuant thereto, or (ii) been (x) withdrawn at the request of the Investor(s) requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Investor(s) after the date on which such registration was requested) and (y) such Investor(s) has (have) not elected not to have such registration counted, and pay its pro rata portion of the Registration Expenses of such registration, pursuant to Article III, Section 4. In addition, the Company shall not be required to effect any registration within one hundred eighty (180) days after the effective date of any other Registration Statement on Form S-

1 or S-3 involving an underwritten offering of the Company and the Company shall not be required to file more than one Registration Statement on Form S-3 in any one (1) year period.

          (c) In the case of a request to register Registrable Shares pursuant to this Article III, Section 1 which is not subject to the restrictions set forth in Section 8 of this Article III, neither the Company nor the Investors shall effect any sale or distribution (except that a distribution to a partner, stockholder or affiliate of the Company or an Investor shall be permitted), including any private placement or any sale pursuant to Rule 144 or Rule 144A, of any Registrable Shares, or other equity of the Company (other than Registrable Shares included in such registration and any shares acquired in connection with the Company's initial public offering of Common Stock or in the open market following the effectiveness of the Company's first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering) during the 7-day period prior to and the 90-day period (or such other period agreed to by the managing underwriter (if any)) following, the effective date of the Registration Statement in such registration.

          (d) Notwithstanding subsection (c) of Section 1 of this Article III, if at the time of any request to register Registrable Shares pursuant to this
Article III, Section 1, the Company is engaged or has plans to engage within one hundred twenty (120) days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of a majority of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of one hundred twenty
(120) days from the effective date of such offering or the date of commencement of such other material activity, as the case may be, but in no event shall such delay exceed one hundred fifty (150) days from the time of any such request, and such right to delay a request shall not be exercised by the Company more than once in any 18-month period.

     2.   Incidental Registration.
          -----------------------

          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Investors of its intention to do so and, upon the written request of such Investor(s) given within thirty (30) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Investor(s) to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor(s); provided, however, that the Company shall have the right to postpone or withdraw
--------  -------
any registration effected pursuant to this Article III, Section 2 without obligation to any Investor.

          (b) In connection with any registration under this Article III,
Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the
                  --------  -------
Company, the Investors and other persons or entities holding registration rights shall be permitted to include securities in the offering and provided further that no other person or entities holding registration rights shall be entitled to include any securities in the offering until, and only to the extent that, all Registrable Securities that the Investors have requested to be included are so included. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the Investors have requested to be included, then the Investors who have requested registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereunto). If any holder (in the case of more than one Investor) would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     3.   Registration Procedures.  If and whenever the Company is required by
          -----------------------
the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:

          (a) File with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become and remain effective;

          (b) As expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Shares covered by such Registration Statement, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or one hundred eighty (180) days after the effective date thereof;

          (c) As expeditiously as possible furnish to each selling Investor(s) such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Investor(s);

          (d) As expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Investor(s) shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Investor(s) to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Investor(s); provided, however, that the Company shall not be
                            --------  -------
required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

          (e) Notify each holder of Registrable Shares covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (f) Cause all such Registrable Shares registered hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed; and

          (g) Provide a transfer agent and registrar for all Registrable Shares registered hereunder and a CUSIP number for all such Registrable Shares, in each case not later than the effective date of such registration.

     If the Company has delivered preliminary or final prospectuses to the selling Investor(s) and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Investor(s) and, if requested, the selling Investor(s) shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Investor(s) with revised prospectuses and, following receipt of the revised prospectuses, the selling holder shall be free to resume making offers of the Registrable Shares.

     4.   Allocation of Expenses. The Company will pay all Registration Expenses
          ----------------------
(defined below) of all registrations under this Agreement; provided, however,
                                                           --------  -------
that if a registration under Article III, Section 1(a)(i) or (ii) is withdrawn at the request of the selling Investor(s) requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the selling Investor(s) after the date on which such registration was requested) and if the requesting Investor(s) elects not to have such registration counted as a registration requested under Article III, Section 1(a)(i) or (ii), the requesting Investor(s) shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Article III, Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with the provisions of this
Article III including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company, fees and expenses of an accountant for the Company and the fees and expenses of one counsel selected by the selling Investor(s) and state Blue Sky fees and expenses, but excluding underwriting discounts, selling commissions, and the fees and expenses of selling Investor(s)' own counsel (other than the one counsel selected to represent all selling Investor(s)).

     5.   Indemnification and Contribution.
          --------------------------------

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such seller, underwriter and each such controlling person as incurred, any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in
                     --------  -------
any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of
                                     --------  -------
such sellers of Registrable Shares hereunder shall be limited to an amount equal to the net proceeds to each seller from the Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Article III,
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received notice of the commencement of any action for any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom if the Indemnifying Party acknowledges in writing its obligation to indemnify; provided, that counsel for the Indemnifying Party, who shall conduct
           --------
the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided
                                                                --------
further, that the failure of any Indemnified Party to give notice as provided
-------
herein shall not relieve the Indemnifying Party of its obligations under this
Article III, Section 5 unless the failure to give notice to the Indemnifying Party is prejudicial to the Indemnifying Party's ability to defend such claim or litigation. Notwithstanding the foregoing, the failure to give notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party otherwise than under this Article III, Section 5. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if
--------  -------
representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling holder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions as is appropriate to reflect the relative fault of the indemnified party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required
--------  -------
to contribute any amount in excess of the proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and (B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

    6.   Indemnification with Respect to Underwritten Offerings.  In the event
         ------------------------------------------------------
that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Article III, Section 1, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     7.   Information by Holder.  Each Investor including Registrable Shares in
          ---------------------
any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     8.   "Stand-Off" Agreement.  Each Investor, if requested by the Company and
          ---------------------
the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall agree not to sell publicly or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by such Investor for a specified period of time (as negotiated between the Company and the managing underwriter not to exceed one hundred eighty (180) days) following the effective date of such Registration Statement; provided, that:
                        --------

          (a) Such agreement shall only apply to the first Registration Statement covering Common Stock to be sold on its behalf to the public in an underwritten offering and shall not apply to any shares acquired in such offering (other than those acquired pursuant to Section 1 of Article IV hereof) or to any shares acquired in the open market following such offering; and

          (b) All stockholders of the Company holding not less than the number of such shares of Common Stock held by such Investor (including shares of Common Stock issuable upon the conversion of the Shares, or other convertible securities, or upon the exercise of options, warrants or rights) and all officers and directors of the Company enter into or are bound by similar agreements.

          Such agreement shall be in writing in a form reasonably satisfactory to the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the stand-off period.

     9.   Limitations on Subsequent Registration Rights.  The Company shall not,
          ---------------------------------------------
without the prior written consent of the Investors holding at least sixty percent (60%) of the Registrable Shares, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include securities of the Company in any Registration Statement, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only on terms subordinate to the terms on which such Investors may include their respective shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of August 13, 2002 or one hundred eighty (180) days subsequent to an Initial Public Offering.

     10.  Rule 144 Requirements.  After the earliest of (a) the closing of the
          ---------------------
sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (i) Comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (ii) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (iii) Furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     11.  Mergers, Etc.  The Company shall not, directly or indirectly, enter
          ------------
into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Investors would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Article III, Section 11 shall not
--------  -------
apply in the event of any merger,
consolidation or reorganization in which the Company is not the surviving corporation if all holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (a) cash, (b) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act (including pursuant to Rule 144 and/or Rule 145 promulgated thereunder), or (c) securities of the acquiring corporation which the acquiring corporation has agreed to register within ninety (90) days of completion of the transaction for resale to the public pursuant to the Securities Act.


                  ARTICLE IV.  RIGHT OF FIRST REFUSAL ON SALES
                          OF SECURITIES BY THE COMPANY

     1.   Right of First Refusal
          ----------------------

          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with this Agreement. The Company shall deliver to the Institutional Investors a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) state that it has received a bona fide offer to purchase Offered Securities, (ii) identify and describe the Offered Securities,
(iii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iv) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (v) offer to issue and sell to or exchange with each Institutional Investor its or his/her pro rata share of the Offered Securities. The amount of Offered Securities to be offered by the Company to each Institutional Investor for issuance, sale or exchange shall be determined as follows: (A) each Institutional Investor may subscribe for an amount of the Offered Securities in proportion to the amount that the number of Voting Shares or, in the case of an Offer which is an underwritten public offering pursuant to an effective registration statement under the Securities Act, shares of Series D Preferred, Series E Preferred and Series F Preferred (plus any shares of Common Stock into which shares of Series D Preferred, Series E Preferred and Series F Preferred Stock have been converted), then held by such Institutional Investor bears to the total number of Voting Shares then outstanding on a fully-diluted basis (assuming the conversion of all outstanding convertible securities, the exercise of all options, warrants or other rights to acquire Voting Shares or securities convertible into Voting Shares and the issuance of any securities reserved for issuance to officers, directors and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company) (the "Basic Amount"), and (B) such additional amount of the Offered Securities as such Institutional Investor indicates it will purchase or acquire should other Institutional Investors acquire less than their respective Basic Amounts (the "Undersubscription Amount"). Each Institutional Investor shall have the right, for a period of thirty (30) days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its term shall remain open and irrevocable for such 30-day period.

          (b) To accept an Offer, in whole or in part, an Institutional Investor shall deliver a written notice to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Institutional Investor's Basic Amount that such Institutional Investor elects to purchase and, if such Institutional Investor shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Institutional Investor elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Institutional Investors are less than the aggregate Basic Amounts offered to all Institutional Investors (the "Aggregate Basic Amounts") then, each Institutional Investor who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, all Undersubscription Amounts it has subscribed for; provided,
                                                                     --------
however, that should the Undersubscription Amounts subscribed for exceed the
-------
difference between (a) the Offered Securities and (b) the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Institutional Investor who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of any Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Institutional Investor bears to the total Undersubscription Amounts subscribed for by all Institutional Investors, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

          (c) Notwithstanding any other provision of this Article IV, Section 1, in the case of an Offer which relates to an underwritten public offering pursuant to an effective registration statement under the Securities Act, (i) the Company shall deliver to the Institutional Investors a copy of such registration statement and a written notice of the proposed Offer which shall
(x) state the date on or about which the Registration Statement is expected to become effective, (y) describe the price range in which the Offered Securities are expected to be offered, such price range to be no greater than 20% above and 20% below the price range set forth in the preliminary prospectus included in such registration statement, and (z) offer to sell to each Institutional Investor its or his/her pro rata share of the Offered Securities, and (ii) the allocation of shares to the Institutional Investors shall in all cases be subject to compliance with all applicable rules and regulations of, and, if necessary, approval by, the National Association of Securities Dealers, Inc. and any other law, rule or regulation applicable to such underwritten public offering. Each Institutional Investor shall have the right, for a period of ten
(10) days following delivery of the Offer, to agree to purchase, at the price and upon the terms on which the Offered Securities are to be offered pursuant to such registration statement, the number or amount of Offered Securities described above. The Offer by its terms shall remain open and irrevocable for such ten (10) day period. To accept an offer, in whole or in part, an Institutional Investor shall provide written notice in accordance with the provisions of subsection (b) of this Section 1 prior to the end of the 10-day period. In the event of a change in the proposed price range of the Offered Securities outside of the range set forth in the first sentence of this paragraph, the Company shall provide each Institutional Investor with an additional notice of any such change and such Institutional Investor shall have twenty-four (24) hours to indicate its election to purchase such Offered Securities upon such terms and conditions.

          (d) The Company shall have ninety (90) days from the expiration of the period set forth in Article IV, Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Institutional Investors (the "Refused Securities"), but only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

          (e) Upon the closing of the issuance, sale or exchange of all or less than all the Offered Securities as to which a Notice of Acceptance has been given by the Institutional Investors and the Refused Securities, the Institutional Investors shall acquire from the Company, and the Company shall issue to such Institutional Investors, the number or amount of Offered Securities specified in their respective Notices of Acceptance, and the Undersubscription Amount of Offered Securities made available to the Institutional Investors pursuant to subsection (b) of this Article IV, Section 1, upon the terms and conditions specified in the Offer. The purchase by the Institutional Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and such Institutional Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to such Institutional Investors and their respective counsel.

          (f) Any Offered Securities not acquired by the Institutional Investors or other persons in accordance with Article IV, Sections l(b), (c) and (d) may not be issued, sold or exchanged until they are again offered to the Institutional Investors under the procedures specified in this Article.

    2.    Excluded Issuances.  The rights of the Institutional Investors under
          ------------------
this Article IV shall not apply to:

          (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

          (b) The issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

          (c) Up to 14,276,250 shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to officers, directors and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

          (d) Securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

          (e) In the case of the Litton Master Trust, a "Dilutive Issuance" under Article FOURTH, C, 5(a)(ii) of the Company's Certificate of Incorporation, as amended;

          (f) Securities issued to lending or leasing institutions pursuant to an agreement approved by the Board of Directors of the Company;

          (g) Up to 275,000 shares of Series B Preferred (and 275,000 shares of Common Stock should such Series B Preferred be converted) (such number to be proportionately adjusted in the event of any stock splits, stock dividends, recapitalizations or similar events occurring on or after the date of this Agreement) issuable to Comdisco in connection with lease and loan and related warrant agreements, all dated June 25, 1997 between the Company and Comdisco; or

          (h) The shares of Series F Preferred authorized on the date hereof and sold at each of the Subsequent Closings (as such term is defined in the Series F Purchase Agreement).

     3.   Waiver. Each Investor hereby waives its right to purchase any Series F
          ------
Preferred, and any related notice right, pursuant to its right under the Prior Investor Rights Agreement.

                    ARTICLE V. SALE BY THE FOUNDERS RIGHT OF
                      FIRST REFUSAL AND CO-SALE AGREEMENT

     1.   Restrictions on Transfer.
          ------------------------

          (a) Any sale or other disposition of any Voting Shares by a Founder, other than according to the terms of this Agreement shall be void and transfer no right, title or interest in or to any of such Voting Shares to the purported transferee.

          (b) Each Founder agrees to present the certificates representing the Voting Shares presently owned or hereafter acquired by him to the Secretary of the Company and cause the Secretary to stamp on the certificate in a prominent manner the following legend:

          "The sale or other disposition of any of the shares represented by this certificate is restricted by an Investor Rights Agreement by and among certain of the shareholders of this corporation and this corporation (the "Agreement"). A copy of the Agreement is available for inspection during normal business hours at the office of the Secretary of the corporation."

      2.  Transfers Not Subject to Restrictions.
          -------------------------------------

          (a) Subject to Section 2 of Article VI, any Founder may sell, assign or transfer Voting Shares to (i) his spouse, non-minor children (natural or adopted), non-minor siblings or parents, or to a trust established for the benefit of his spouse, children (natural or adopted), siblings, parents or himself, or dispose of them under his will, or (ii) the other Founders, without compliance with Sections 3 and 5 of this Article V; provided that the transferee provides the Company and each of the Institutional Investors with a written agreement to be bound hereby to the same extent as the transferring Founder.

          (b) The rights of the Institutional Investors under Section 4 of this
Article V shall not apply to any pledge of Voting Shares by a Founder which creates a mere security interest, provided the pledgee provides the Company with a written agreement to be bound hereby to the same extent as the pledging Founder.

     3.   Offer of Sale; Notice of Proposed Sale.
          --------------------------------------

     If any Founder desires to sell, transfer or otherwise dispose of any of his Voting Shares, or of any interest in such Voting Shares, whether voluntarily or by operation of law, in any transaction other than pursuant to Section 2 of this
Article V, such Founder (the "Selling Founder") shall first deliver written notice of his desire to do so (the "Notice") to the Company and each of the Institutional Investors, in the manner prescribed in Section 6 of Article VII. The Notice must specify: (i) that the Selling Founder has received a bona fide offer to purchase Voting Shares and the name and address of the party that made such offer (the "Offeror"), (ii) the number of Voting Shares the Selling Founder proposes to sell or otherwise dispose of (the "Offered Shares"), (iii) the consideration per Voting Share to be delivered to the Selling Founder for the proposed sale, transfer or disposition, and (iv) all other material terms and conditions of the proposed transaction.

     4.   Company Option to Purchase.
          --------------------------

          (a) Subject to Section 6(a) of this Article V, the Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company must exercise such option, no later than thirty (30) days after such Notice is deemed under Section 6 of Article VII to have been delivered to it, by written notice to the Selling Founder.

          (b) In the event the Company does not exercise its option within such 30-day period with respect to all of the Offered Shares, the Secretary of the Company shall, by the last day of such period, give written notice of that fact to the Institutional Investors (the "Investor Notice"). The Investor Notice shall specify the number of Offered Shares not purchased by the Company (the "Remaining Shares").

          (c) In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company five (5) days after the expiration of such 30-day period.

          (d) To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Institutional Investors exercising their options under Section 4 and 5 of this
Article V may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Founder and the Company and/or the Institutional Investors acquiring such Offered Shares.

          (e) Notwithstanding anything to the contrary herein, neither the Company nor the Institutional Investors shall have any right to purchase any of the Offered Shares hereunder unless the Company and/or the Institutional Investors exercise their respective option to purchase all of the Offered Shares.

     5.   Institutional Investor's Option to Purchase and Institutional
          -------------------------------------------------------------
          Investors' Co-Sale Right.
          ------------------------

          (a) Subject to Section 6(a) of this Article V, each Investor shall have an option, exercisable for a period of thirty (30) days from the date of delivery of the Investor Notice, to purchase all or a portion of his or its pro rata share (subject to adjustment pursuant to Section 5(b) of this Article V), according to the number of Voting Shares owned by such Institutional Investor in relation to the total number of Voting Shares outstanding at such time, of the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Investor Notice. Such option shall be exercised by delivery of written notice to the Secretary of the Company.

          (b) In the event options to purchase have been exercised by the Institutional Investors with respect to some but not all of the portion of the Remaining Shares for which they have the right to purchase pursuant to Section 5(a), each Institutional Investor who has exercised his or its option to purchase all of his or its respective pro rata shares within the 30-day period specified in Section 5(a) shall have an additional option, for a period of five
(5) business days next succeeding the expiration of such 30-day period, to purchase all or any part of such balance of such Remaining Shares on the terms and conditions set forth in the Investor Notice, which option shall be exercised by the delivery of written notice to the Secretary of the Company. In the event there are two or more such Institutional Investors that choose to exercise the last-mentioned option for a total number of Voting Shares in excess of the number available, the Remaining Shares available for each such Institutional Investor's option shall be allocated to such Institutional Investor pro rata based on the number of Voting Shares owned by the Institutional Investor so electing in relation to the total number of Voting Shares outstanding at such time.

          (c) If the option to purchase the Remaining Shares is exercised in full by the Institutional Investor(s), the closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later fifteen
(15) days after the exercise of such purchase option(s) by the Institutional Investor(s).

          (d) Alternatively, each Institutional Investor may within 30 days of the effective date of the Investor Notice notify the Secretary of the Company of his or its desire to participate in the sale of Voting Shares held by him or it on the terms set forth in the Investor Notice, and the number of Voting Shares he or it wishes to sell.

     6.  Failure to Fully Exercise Options Co-Sale.
         -----------------------------------------

         (a) If the Company and the Institutional Investors do not exercise their options to purchase all of the Offered Shares within the periods described in this Agreement (the "Option Period"), then all options of the Company and the Institutional Investors to purchase the Offered Shares, whether exercised or not, shall terminate, but each Institutional Investor which has, pursuant to
Section 5 of this Article V, expressed a desire to sell Voting Shares in the transaction (a "Participating Investor"), shall be entitled to do so pursuant to this Section. The Secretary of the Company shall promptly, on expiration of the Option Period, notify the Selling Founder of the aggregate number of Voting Shares the Participating Investors wish to sell. The Selling Founder shall use his best efforts to interest the Offeror in purchasing, in addition to the Offered Shares, the Voting Shares the Participating Investors wish to sell. If the Offeror does not wish to purchase all of the Voting Shares made available by the Selling Founder and the Participating Investors, then each Participating Investor and the Selling Founder shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice, a portion of the Voting Shares being sold to the Offeror, in the same proportion as such Selling Founder or Participating Investor's ownership of Voting Shares bears to the aggregate number of Voting Shares owned by the Selling Founder and the Participating Investors. If, however, as a result of such proration, Nortel shall own less than ten percent (10%) of the Voting Shares on a fully diluted basis, the Selling Founder and the other Participating Investors shall, upon request by Nortel, reduce their respective portions of Voting Shares (on a pro rata basis) proposed to be sold, such that Nortel is able to have all of its Voting Shares purchased by the Offeror or such lower amount that the Offeror has offered to purchase. The transaction contemplated by the Notice shall be consummated not later than sixty (60) days after the expiration of the Option Period.

         (b) If the Participating Investors do not elect to sell the full number of Voting Shares which they are entitled to sell pursuant to Section 6(a), the Selling Founder shall be entitled to sell to the Offeror, according to the terms set forth in the Notice, that number of his own Voting Shares which equals the difference between the number of Voting Shares desired to be purchased by the Offeror and the number of Voting Shares the Participating Investors wish to sell. If the Selling Founder wishes to sell, transfer or otherwise dispose of any such Voting Shares at a price per Voting Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Institutional Investors, or more than sixty (60) days after the expiration of the Option Period, as a condition precedent to such transaction, such Voting Shares must first be offered to the Investors on the same terms and procedures and time periods set forth above.

         (c) The proceeds of any sale made by the Selling Founder without compliance with the provisions of this Section 6 shall be deemed to be held in constructive trust in such amount as would have been due the Participating Investors if the Selling Founder had complied with this Agreement.

     7.  Other Rights Not Affected.  Notwithstanding any provision in this
         -------------------------
Article V to the contrary, nothing in this Article V shall limit any right of the Company to repurchase any shares from a Founder or employee which have not yet vested pursuant to the terms of any other agreement between the Company and such Founder or employee.

               ARTICLE VI.  CERTAIN OTHER RIGHTS AND RESTRICTIONS

     1.  Rights to Compel Sale.  (a)  Stockholders holding at least sixty
         ---------------------
percent (60%) of the Voting Shares of the Company (the "Compelling
                                                        ----------
Stockholders")  shall have the right in connection with the proposed sale of
------------
their Shares ("Compelling Securities") pursuant to a bona fide offer (a
               ---------------------
"Compelled Sale Offer") by a third party (a "Compelled Sale Purchaser"), to
 --------------------                        ------------------------
require Nortel to sell all, or its pro rata share (based on the number of Shares then being sold by the Compelling Stockholders), of the Shares then held by Nortel (the "Compelled Securities," and together with the Compelling Securities,
             --------------------
the "Compelled Sale Securities"), to the Compelled Sale Purchaser, for the same
     -------------------------
consideration per Share (the "Compelled Sale Offer Price") and otherwise on the
                              --------------------------
same terms and conditions upon which the Compelling Stockholders sell their Compelling Securities.

          (b) If the Compelling Stockholders elect to exercise their right to compel sale pursuant to this Section 1, a representative selected by the Compelling Stockholders (the "Representative") shall deliver written notice (the
                              --------------
"Compelled Sale Notice") of the Compelled Sale Offer to Nortel and to the
 ---------------------
Company, setting forth the Compelled Sale Offer Price, the identity of the Compelled Sale Purchaser and the other terms and conditions thereof.

          Not less than ten (10) business days prior to the proposed date of any sale pursuant to a Compelled Sale Offer (the "Compelled Sale Transfer Date"),
                                              ----------------------------
which date shall not be less than ten (10) business days after delivery of the Compelled Sale Notice, the Representative shall notify the Company and Nortel of the Compelled Sale Transfer Date. Nortel shall deliver to the Company in escrow (pending the consummation of the sale pursuant to the Compelled Sale Offer), not less than two (2) business days before the Compelled Sale Transfer Date, the duly endorsed stock certificates representing all of the Compelled Securities owned by Nortel, together with any documentation reasonably required by the Company and/or the Compelled Sale Purchaser to sell such Compelled Securities pursuant to the terms of the Compelled Sale Offer; provided, that Nortel shall
                                                   --------
have, as a condition to the sale pursuant to the Compelled Sale Offer, the right to receive all documentation relating to the sale of the Compelled Sale Securities at least ten (10) business days prior to the Compelled Sale Transfer Date.

          The Compelling Stockholders shall have 90 days from the date the Compelled Sale Notice is delivered to Nortel to execute a binding purchase agreement with respect to the sale contemplated by the Compelled Sale Offer and shall consummate the transactions contemplated thereby within 30 days of receipt of all requisite governmental and regulatory approvals and requisite third party consents applicable to any of the holders of Compelled Sale Securities and/or the Company. Immediately after completion of any such sale pursuant to this
Section 1, the Representative shall notify the Company and Nortel of such completion and shall furnish such evidence of such sale (including time of completion) and of the terms thereof as the Company or Nortel may request. The Representative shall also remit to Nortel the proceeds of such sale attributable to the sale of Nortel's Compelled Securities immediately upon receipt thereof. The Company shall, upon being notified of the consummation of such sale, remit to Nortel a new stock certificate for any balance of the Shares not sold as part of the Compelled Sale Securities, in accordance with Nortel's instructions.

          If Nortel becomes obligated to sell any Compelled Securities to a Compelled Sale Purchaser under this Agreement and fails to deliver such Compelled Securities in accordance with the terms of this Agreement, then the Company, upon written notice to Nortel, (A) shall cancel on its books the stock certificate or certificates representing the Compelled Securities to be sold,
(B) shall issue, in lieu thereof, in the name of such Compelled Sale Purchaser a new certificate or certificates representing such Compelled Securities and (C) shall remit the proceeds of the sale attributable to the sale of Nortel's Compelled Securities to Nortel immediately upon receipt thereof, and thereupon all of Nortel's rights in and to such Compelled Securities shall terminate; provided, however, that the Company shall return to Nortel a new stock
--------  -------
certificate for the balance of the Shares not sold as part of the Compelled Sale Securities, in accordance with Nortel's instructions.

          If any sale to a Compelled Sale Purchaser is not completed by the expiration of the 90-day period referred to in the third paragraph of this
Section 1(b), then, without prejudice to such Compelling Stockholders' right to seek to compel a sale under this Section 1 in the future, the Company shall return to Nortel all certificates representing the Compelled Securities of Nortel.

          (c) Notwithstanding anything in this Section 1 to the contrary, there shall be no liability on the part of any Compelling Stockholder or the Representative to Nortel if any sale of Compelled Sale Securities pursuant to this Section 1 is not consummated for whatever reason.

          (d) Nortel shall not be required to make any representation or warranty in connection with such Compelled Sale Offer other than (to the extent factually correct) as to Nortel's ownership and authority to sell, free of liens, claims and encumbrances, the Compelled Securities proposed to be sold by it. Notwithstanding the foregoing, (i) Nortel shall be required to bear its proportionate share of any escrows, holdbacks or adjustments in purchase price under the terms of the purchase agreement relating to such Compelled Sale Offer, up to but in no event in excess of the net proceeds received by Nortel for the Compelled Securities sold by it pursuant to such Compelled Sale Offer and (ii) to the extent factually correct, the Company shall be required to make customary representations and warranties in connection with such Compelled Sale Offer.

          (e) Notwithstanding the foregoing, this Section 1 shall not apply to a proposed sale of Shares in which the Compelled Sale Purchaser does not acquire more than 50% of the outstanding Shares of the Company in a single transaction. This Section 1 shall be binding on Nortel and its Affiliates, but shall have no force and effect with regard to any unaffiliated transferee of the Shares once held by Nortel.

   2.    Restriction on Sales to Certain Persons.  Except in connection with the
         ----------------------------------------
sale to a Person purchasing more than 50% of the outstanding Voting Shares, (i) Nortel shall not have the right to sell any Voting Shares to any Person listed on Schedule 2 to this Agreement and (ii) notwithstanding any other provision of this Agreement to the contrary, no Stockholder (together with all Affiliates of such Stockholder) nor any future stockholder of the Company, shall have the right to beneficially own or control more than 24.99% of all Voting Shares outstanding on a fully diluted basis; provided, however, such limitation shall
                                      --------  -------
not apply if a Stockholder's interest exceeds 24.99% as a result of the acquisition of Voting Shares by the Company which, by reducing the number of Voting Shares outstanding, increases the proportional number of Voting Shares beneficially owned or controlled by such Stockholder (together with all Affiliates of such Stockholder) or any other action which achieves a similar result, provided such action is not attributable to such Stockholder.

     3.  Restriction on Distribution of Information.  Any information provided
         ------------------------------------------
by Avici to Nortel in accordance with Section 8.2 of the Series C Purchase Agreement and Section 7.2 of the Series D Purchase Agreement, shall be deemed to be confidential information and shall be sent to Nortel's Mergers and Acquisitions Department, 8200 Dixie Road, Suite 100, Brampton, Ontario L6T 5P6, Canada. No such information shall be distributed directly or indirectly by Nortel to any Nortel employee, agent, contract worker, contractor or other individual in similar relationship to Nortel or its Affiliates who is directly involved in the development or marketing of internet backbone routers or switches.


                             ARTICLE VII.  GENERAL

     1.  Termination.  Article II shall terminate in its entirety on the earlier
         -----------
of (a) the closing of an Initial Public Offering or (b) the tenth anniversary of the date of this Agreement. All of the Company's obligations to register Registrable Shares under Article III shall terminate on the earlier of the fifth anniversary of an Initial Public Offering or, with respect to each Investor, when such Investor may sell all of its Registrable Securities under Rule 144 within a single calendar quarter. Article IV and Article V shall terminate in their entirety upon the earliest of (a) the sale of all or substantially all of the capital stock, assets or business of the Company, by merger, sale of assets or otherwise, (b) the closing of an Initial Public Offering, or (c) with respect to rights relating to the Series A Preferred, the date on which less than 437,500 shares of Series A Preferred remain outstanding, with respect to the rights relating to the Series B Preferred, the date on which less than 2,406,250 shares of Series B Preferred remain outstanding, with respect to the rights relating to the Series C Preferred, on the date on which less than 1,250,000 shares of Series C Preferred remain outstanding, with respect to the rights relating to the Series D Preferred, on the date on which less than 1,357,125 shares of Series D Preferred remain outstanding, with respect to the rights relating to the Series E Preferred, on the date on which less than 1,796,407 shares of Series E Preferred remain outstanding and with respect to the rights relating to the Series F Preferred, on the date on which less than 25% of the shares of Series F Preferred that had been issued at any time remain outstanding (each subject to appropriate adjustment for stock splits, stock dividends, reclassifications, recapitalizations or similar events). Article VI shall terminate on the tenth anniversary of the date of this Agreement.

     2.  Transfer of Rights; Aggregation.  This Agreement, and the rights and
         -------------------------------
obligations of the Investors hereunder, may be assigned by an Investor to any person or entity to which Shares are transferred by the Investor, and such transferee shall be deemed an "Investor" and a "Stockholder" for purposes of this Agreement; provided that the transferee provides written
                --------
notice of such assignment to the Company and agrees to be bound by the terms hereof. Notwithstanding the foregoing sentence, the rights and obligations of each Investor under Article III may only be assigned by such Investor to (i) any person or entity to which at least 500,000 Shares are transferred by such Investor, (ii) any person or entity which is a partner, retired partner, member, retired member, stockholder or Affiliate of such Investor, or (iii) such Investor's spouse, non-minor children (natural or adopted), non-minor siblings or parents, or to a trust established for the benefit of such Investor's spouse, children (natural or adopted), siblings, parents or such Investor. Except as set forth in Section 3 of Article VI, no Investor may assign any of its rights or obligations hereunder to any person or entity which is determined by the Board of Directors to be a "competitor" of the Company. Except in connection with a permitted transfer under Section 2(a) of Article V of this Agreement, the Founders may not assign any rights under this Agreement. All Voting Shares held or acquired by any Affiliates of any Institutional Investor shall be aggregated with those held or acquired by such Institutional Investor for the purpose of determining the availability of any rights of such Institutional Investor under this Agreement.

     3.  Severability.  The provisions of this Agreement are severable, so that
         ------------
the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

     4.  Specific Performance.  In addition to any and all other remedies that
         --------------------
may be available at law in the event of any breach of this Agreement, the Stockholders shall be entitled to specific performance of the agreements and obligations of the Company and the Stockholders hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     5.  Governing Law.  This Agreement shall be governed by, and construed and
         -------------
enforced in accordance with, the laws of the Commonwealth of Massachusetts (without reference to the conflicts of law provisions thereof).

     6.  Notices.  All notices, requests, consents, and other communications
         -------
under this Agreement shall be in writing and shall be delivered by hand or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

      If to the Company, at Avici Systems Inc., 101 Billerica Avenue, North Billerica, MA 01862, Attention: President, or at such other address or addresses as may have been furnished in writing by the Company to the Investors, with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, MA 02110, Attention: John A. Meltaus, Esq.;

     If to an Investor, at his or its address set forth beneath his or its signature to this Agreement (and, in the case of the Accel Entities, to the attention of James R. Swartz and G. Carter Sednaoui), or at such other address or addresses as may have been furnished to the Company in writing by the Investor; and

     If to a Founder, at each such Founder's respective address set forth beneath his signature on this Agreement, or at such other address or addresses as may have been furnished to the Company in writing by such Founder.

     Notices provided in accordance with this Article VII, Section 6 shall be deemed delivered upon personal delivery or two (2) business days after deposit in the mail.

     7.  Counterpart Signature Pages; Updated Agreement.  Pursuant to Section
         ----------------------------------------------
1.2(b) of the Series F Purchase Agreement, certain purchasers will be permitted to purchase shares of Series F Preferred from the Company at one or more closings to occur after the date hereof and on or before May 31, 2000 (each a "Subsequent Closing") and will become "Purchasers" as defined thereunder at that time by executing counterpart signature pages thereto. It is a condition precedent to such Purchasers purchasing shares of Series F Preferred at each Subsequent Closing that such Purchasers execute counterpart signature pages to this Agreement at such Subsequent Closing and become Investors, as defined herein. Any such Purchaser (as defined in the Series F Purchase Agreement) who shall execute a counterpart signature page in the form attached hereto as Exhibit B at a Subsequent Closing shall become an Investor hereunder and shall
---------
be subject to the obligations and responsibilities and be entitled to the rights and privileges appertaining to Investors hereunder without further action. Following each Subsequent Closing, the Company shall update Exhibit A hereto, by
                                                            ---------
adding the names of each Subsequent Closing Purchaser who purchases shares of Series F Preferred at such Subsequent Closing to such Exhibit A.
                                                      ---------

     8.  Complete Agreement; Amendments.  This Agreement constitutes the full
         ------------------------------
and complete agreement of the parties hereto with respect to the subject matter hereof. No amendment, modification or termination of any provision of this Agreement shall be valid unless in writing and signed by the Company and the holders of 60% of the voting power of the Shares and if the amendment, modification or termination affects either any right or benefit that has been granted or conveyed to Nortel, the Amerindo Entities, Anschutz or the Tudor Entities and not to any or all other Investors or such amendment, modification or termination affects Nortel, the Amerindo Entities, Anschutz or the Tudor Entities differently than it affects any or all other Investors or Institutional Investors, as the case may be, then Nortel's, the Amerindo's Entities', Anschutz's and/or the Tudor Entities', as the case may be, concurrence shall also be required in connection with any such amendment, modification or termination; provided, that, in addition to the preceding provisions set forth in this sentence, (i) Article III may be amended only if the Founders (by action of the holders of a majority of the Voting Shares held by the Founders) concur in such amendment, (ii) Article III may be amended with the consent of less than all of the Investors only in a manner which affects Registrable Shares (to the extent affected) in the same fashion and (iii) Articles IV and V may be amended by the holders of 60% of the voting power of the Shares held by the Institutional Investors and no consent of the Additional Stockholders shall be required to amend such Articles, except that Article IV may be amended only if the Founders (by action of a majority of the Voting Shares held by the Founders) concur in such amendment. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision. The Prior Investor Rights Agreement is hereby terminated and shall be of no further force or effect.

     9.  Pronouns.  Whenever the content may require, any pronouns used in this
         --------
Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     10.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

     11.  Captions.  Captions of sections have been added only for convenience
          --------
and shall not be deemed to be a part of this Agreement.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                              COMPANY:

                              AVICI SYSTEMS INC.


                              By: /s/ Surya Panditi
                                  -------------------------------------------
                                  Surya Panditi, President and CEO

                              Address:    101 Billerica Avenue
                                          North Billerica, MA 01862


                              FOUNDERS:


                              /s/ Henry Zannini
                              -----------------------------------------------
                              Henry Zannini

                              Address:  9L Tyler Street
                                        Salem, NH 03079



                              /s/ Philip Carvey
                              -----------------------------------------------
                              Philip P. Carvey

                              Address:  7 Daniels Drive
                                        Bedford, MA 01730



                              /s/ Larry Dennison
                              -----------------------------------------------
                              Larry Dennison

                              Address:  505 Nahatan Street
                                        Norwood, MA 02062

                              INSTITUTIONAL INVESTORS:

                              ACCEL V L.P.

                              By:  Accel V Associates L.L.C.
                                   Its General Partner

                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Managing Member

                              Address:  One Palmer Square
                                        Princeton, NJ 08542

                              ACCEL INTERNET / STRATEGIC
                              TECHNOLOGY FUND L.P.

                              By:  Accel Internet / Strategic Technology
                                   Fund Associates L.L.C.
                                   Its General Partner

                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Managing Member

                              Address:  One Palmer Square
                                        Princeton, NJ 08542

                              ACCEL KEIRETSU V L.P.

                              By:  Accel Keiretsu V Associates L.L.C.
                                   Its General Partner

                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Managing Member

                              Address:  One Palmer Square
                                        Princeton, NJ 08542

                              ACCEL INVESTORS `96 L.P.


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  General Partner

                              Address:  One Palmer Square
                                        Princeton, NJ 08542

                              ELLMORE C. PATTERSON PARTNERS


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  General Partner

                              Address:  One Palmer Square
                                        Princeton, NJ 08542

                              BRENTWOOD ASSOCIATES VII, L.P.

                              By:  Brentwood VII Ventures, L.P.
                                   Its General Partner

                              By: /s/ G. Bradford Jones
                                  -------------------------------------------
                                  General Partner

                              Address:  3000 Sand Hill Road
                                        Building 1, Suite 260
                                        Menlo Park, CA 94025

                              BRENTWOOD AFFILIATES FUND

                              By:  Brentwood VII Ventures, L.P.
                                   Its General Partner

                              By: /s/ G. Bradford Jones
                                  -------------------------------------------
                                  General Partner

                              Address:  3000 Sand Hill Road
                                        Building 1, Suite 260
                                        Menlo Park, CA 94025

                              OAK VII AFFILIATES FUND, L.P.


                              By: /s/ Bandel Carano
                                  -------------------------------------------
                                  General Partner

                              Address:  525 University Avenue
                                        Suite 1300
                                        Palo Alto, CA 94301

                              OAK INVESTMENT PARTNERS VII, L.P.


                              By: /s/ Bandel Carano
                                  -------------------------------------------
                                  General Partner

                              Address:  525 University Avenue
                                        Suite 1300
                                        Palo Alto, CA 94301

                              POLARIS VENTURE PARTNERS, L.P.

                              By:  Polaris Venture Management Co., LLC
                                   Its General Partner


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Member

                              Address:  1000 Winter Street
                                        Suite 3350
                                        Waltham, MA 02154

                              POLARIS VENTURE PARTNERS FOUNDERS'
                              FUND, L.P.

                              By:  Polaris Venture Management Co., LLC
                                   Its General Partner


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                                  Member

                              Address:  1000 Winter Street
                                        Suite 3350
                                        Waltham, MA 02154

                              AMERINDO TECHNOLOGY GROWTH FUND II, a Panamanian corporation


                              By: /s/ Gary Tanaka
                                  -------------------------------------------
                                  Gary Tanaka, Director

                              Address:   c/o Amerindo Investment Advisors
                                         399 Park Avenue, 22nd Floor
                                         New York, NY 10022

                              LITTON MASTER TRUST

                              By:  Amerindo Investment Advisors Inc.,
                                   attorney-in-fact


                              By: /s/ Gary Tanaka
                                  -------------------------------------------
                                  Gary Tanaka, Director

                              Address:   c/o Amerindo Investment Advisors
                                         399 Park Avenue, 22nd Floor
                                         New York, NY 10022

                              ANSCHUTZ FAMILY INVESTMENT
                              COMPANY LLC


                              By: /s/ Scott T. Carpenter
                                  -------------------------------------------
                                  Scott T. Carpenter, Vice President

                              Address:   555 Seventeenth Street
                                         Suite 2400
                                         Denver, CO 80222

                              A.C.E. Investment Partnership


                              By: /s/ Scott T. Carpenter
                                  -------------------------------------------
                              Title: Scott T. Carpenter, Vice President
                                    -----------------------------------------

                              Address:   555 Seventeenth Street
                                         Suite 2400
                                         Denver, CO 80222

                              NORTEL NETWORKS INC.


                              By:
                                  -------------------------------------------
                              Title:
                                    -----------------------------------------

                              Address:   200 Athens Way
                                         Nashville, TN 37228

                              BAYVIEW INVESTORS, LTD.


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------

                              Address:   BancAmerica Robertson Stephens
                                         555 California Street, #2600
                                         San Francisco, CA 94104

                              COMDISCO, INC.


                              By: /s/ [ILLEGIBLE]
                                  -------------------------------------------
                              Title:

                              Address:   6111 North River Road
                                         Rosemont, IL 60018
                                         Attn: Venture Group

                              TUDOR ARBITRAGE PARTNERS, L.P.
                              Tudor Global Trading, Inc.
                              As General Partner


                              By:
                                  -------------------------------------------
                                  James J. Pallotta
                                  Vice President

                              Address:   Tudor Investment Corporation
                                         40 Rowes Wharf, 2nd Floor
                                         Boston, MA 02110

                              TUDOR BVI FUTURES, LTD.
                              Tudor Investment Corporation
                              As Investment Advisor


                              By:
                                  -------------------------------------------
                                  James J. Pallotta
                                  Vice President

                              Address:   Tudor Investment Corporation
                                         40 Rowes Wharf, 2nd Floor
                                         Boston, MA 02110

                              TUDOR RAPTOR GLOBAL FUND, LTD.
                              Tudor Investment Corporation
                              As Investment Advisor


                              By:
                                  -------------------------------------------
                                  James J. Pallotta
                                  Vice President

                              Address:   Tudor Investment Corporation
                                         40 Rowes Wharf, 2nd Floor
                                         Boston, MA 02110

                              RAPTOR GLOBAL FUND, L.P.
                              Tudor Investment Corporation
                              As General Partner


                              By:
                                  -------------------------------------------
                                  James J. Pallotta
                                  Vice President

                              Address:   Tudor Investment Corporation
                                         40 Rowes Wharf, 2nd Floor
                                         Boston, MA 02110

                              J.P. MORGAN DIRECT VENTURE CAPITAL INSTITUTIONAL INVESTORS LLC


                              By: /s/ [ILLEGIBLE]
                                 --------------------------------------------
                              Title: Vice President
                                    -----------------------------------------

                              Address:  522 Fifth Avenue, 13th Floor
                                        New York, NY 10036


                              J.P. MORGAN DIRECT VENTURE CAPITAL PRIVATE
                              INVESTORS LLC


                              By: /s/ [ILLEGIBLE]
                                 -------------------------------------------
                              Title: Vice President
                                    ----------------------------------------

                              Address:   522 Fifth Avenue, 13th Floor
                                         New York, NY 10036

                              522 FIFTH AVENUE FUND L.P.


                              By: /s/ [ILLEGIBLE]
                                 -------------------------------------------
                              Title: Vice President
                                    ----------------------------------------

                              Address:   522 Fifth Avenue, 13th Floor
                                         New York, NY 10036

                              MERITECH CAPITAL PARTNERS L.P.

                              By:  MeriTech Capital Associates L.L.C.
                                   its General Partner

                                   By:   MeriTech Management Associates L.L.C.
                                         a managing member

                                         By: /s/ Paul S. Madera
                                            ---------------------------------
                                                        Paul S. Madera

                              Address:   428 University Avenue
                                         Palo Alto, CA 94301

                              MERITECH CAPITAL AFFILIATES L.P.

                              By:  MeriTech Capital Associates L.L.C.
                                   its General Partner

                                    By:  MeriTech Management Associates L.L.C.
                                         a managing member

                                         By: /s/ Paul S. Madera
                                            ---------------------------------
                                                        Paul S. Madera

                              Address:   428 University Avenue
                                         Palo Alto, CA 94301

                              DLJ CAPITAL CORP.


                               /s/ Stephen M. Diamond
                              ------------------------------------
                              By:  Stephen M. Diamond
                              Its:  Vice President

                              Address:   3000 Sand Hill Road
                                         Building 3, Suite 170
                                         Menlo Park, CA 94025

                              DLJ ESC II, L.P.

                              By:   DLJ LBO Plans Management Corporation
                              Its:  General Partner


                               /s/ Stephen M. Diamond
                              ------------------------------------
                              By:  Stephen M. Diamond
                              Its:  Attorney in Fact

                              Address:   3000 Sand Hill Road
                                         Building 3, Suite 170
                                         Menlo Park, CA 94025

                              SPROUT CAPITAL VIII, L.P.

                              By:   DLJ Capital Corp.
                              Its:  Managing General Partner


                               /s/ Stephen M. Diamond
                              ------------------------------------
                              By:  Stephen M. Diamond
                              Its:  Vice President

                              Address:   3000 Sand Hill Road
                                         Building 3, Suite 170
                                         Menlo Park, CA 94025

                              SPROUT VENTURE CAPITAL, L.P.

                              By:   DLJ Capital Corp.
                              Its:  General Partner


                               /s/ Stephen M. Diamond
                              ------------------------------------
                              By:  Stephen M. Diamond
                              Its:  Vice President

                              Address:   3000 Sand Hill Road
                                         Building 3, Suite 170
                                         Menlo Park, CA 94025

                              Dell USA L.P.

                              By: /s/ [illegible]
                                 --------------------------------
                              Title:
                                    -----------------------------

                              Address:   One Dell Way
                                         Round Rock, TX 78682

                              Enron Communications Investments Corp.

                              By: /s/ [illegible]
                                 --------------------------------
                              Title: Vice President
                                    -----------------------------

                              Address:   1400 Smith Street
                                         Houston, TX 77010

                              Nissho Electronics (USA) Corporation

                              By: /s/ [illegible]
                                 --------------------------------
                              Title: President
                                    -----------------------------

                              Address:   3945 Freedom Circle, Suite 240
                                         Santa Clara, CA 95054

                              Nissho Electronics Corporation

                              By: /s/ Atts Kato
                                 --------------------------------
                              Title: Senior Managing Director
                                    -----------------------------

                              Address:   3-1, Tsukiji 7-Chome
                                         Chuo-Ku, Tokyo. 104-8444 Japan

                              Itochu Corporation

                              By: /s/ Eizo Kobayashi
                                 --------------------------------
                              Title: Eizo Kobayashi, Chief Operating Officer
                                    -----------------------------
                                     Information Technology & Telecommunication
                                     Division

                              Address:  5-1 Kita-Aoyama 2-Chome
                                        Minatoku, Tokyo, Japan

                              ITOCHU International Inc.

                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------

                              Address:  335 Madison Avenue, 24th Floor
                                        New York, NY 10017

                              Itochu Technology, Inc.

                              By: /s/ Takahiro Swasaki
                                 --------------------------------
                              Title: President
                                    -----------------------------

                              Address:  3100 Patrick Henry Drive
                                        Santa Clara, CA 95054

                              Itochu Techno-Science Corporation

                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------

                              Address:  11-5, Fujimi I-chome
                                        Chiyoda-ku, Tokyo, 102-0071
                                        JAPAN

                              KECALP Inc., as nominee for Merrill Lynch KECALP International L.P. 1999

                              By: /s/ Edward Higgins
                                 --------------------------------
                              Title: Vice President
                                    -----------------------------

                              Address:  225 Liberty Street
                                        14th Floor - South Tower
                                        New York, NY 10281

                              Merrill Lynch IBK Positions Inc.

                              By:
                                 --------------------------------
                              Title:
                                    -----------------------------

                              Address:  225 Liberty Street
                                        14th Floor - South Tower
                                        New York, NY 10281

                              Merrill Lynch KECALP L.P. 1999

                              By: KECALP Inc., its General Partner
                                 --------------------------------
                              By: /s/ Edward Higgins
                                 --------------------------------
                              Title: Vice President
                                    -----------------------------

                              Address:  225 Liberty Street
                                        14th Floor - South Tower
                                        New York, NY 10281

                              Semir Sirazi


                              -----------------------------------

                              Address:  500 Elmwood Avenue
                                        Wilette, IL 60091


Tailwind Capital Partners, L.P.                                  Tailwind Capital Partners, L.P.

By: Thomas Weisel Capital Partners LLC                           By:
    General Partner                                                 -----------------------------------
                                                                 Title:
By: /s/ David Baylor                                                   --------------------------------
   ---------------------------------
   David Baylor, General Counsel                                 Address:  One Montgomery Street, Suite 3700
                                                                           San Francisco, CA 94104

                                                                 TWP Avici Investors

                                                                 By: /s/ David Baylor
                                                                    -----------------------------------
                                                                 Title: David Baylor, Managing Partner
                                                                       --------------------------------

                                                                 Address:  One Montgomery Street, Suite 3700
                                                                           San Francisco, CA 94104

                              Spinnaker Crossover Institutional Fund, LP

                              By: /s/ Eric Moore
                                 --------------------------------
                              Title: Eric Moore, Controller
                                    -----------------------------

                              Address:  1875 South Grant Street
                                        Suite 600
                                        San Mateo, CA 94402

                              Spinnaker Crossover Fund, LP

                              By: /s/ Eric Moore
                                 --------------------------------
                              Title: Eric Moore, Controller
                                    -----------------------------

                              Address:  1875 South Grant Street
                                        Suite 600
                                        San Mateo, CA 94402


                              Spinnaker Clipper Fund, LP

                              By: /s/ Eric Moore
                                 --------------------------------
                              Title: Eric Moore, Controller
                                    -----------------------------

                              Address:  1875 South Grant Street
                                        Suite 600
                                        San Mateo, CA 94402

                              Williams Communications, Inc.

                              By: /s/ [illegible]
                                 --------------------------------
                              Title: President & Chief Executive Officer
                                    -----------------------------

                              Address:  One Williams Center, MD 26-1
                                        Attn: President, Domestic Strategic
                                        Investments
                                        Tulsa, OK 74172

                              ADDITIONAL STOCKHOLDERS:

                              REIN & CO., INC.


                              By:
                                 --------------------------------
                                 General Partner

                              Address:  Union Valley Corporate Center
                                        4599 Highway Nine
                                        North Howell Township, NJ

                              SMITH BARNEY AS CUSTODIAN FOR THE IRA OR KEOGH OF WILLIAM F. MANN


                              By:
                                 --------------------------------
                                 General Partner

                              Address:  Smith Barny
                                        53 State Street
                                        Boston, MA 02109



                              -----------------------------------
                              Terrance E. Bradley

                              Address:  186 Pond Street
                                        Hopkinton, MA 01748



                              -----------------------------------
                              John McQuillan

                              Address:  355 Garfield Road
                                        Concord, MA 01742

                              -----------------------------------
                              Scott Bradner

                              Address:  15 High Street
                                        Cambridge, MA 02138



                              -----------------------------------
                              Robert Vetromile, Jr.

                              Address:  18 Brentwood
                                        Barrington, RI 02806



                              -----------------------------------
                              Surya Panditi

                              Address:  3 Nicholas Circle
                                        Andover, MA 01810



                              -----------------------------------
                              Nicole Panditi

                              Address:  3 Nicholas Circle
                                        Andover, MA 01810



                              -----------------------------------
                              Karen M. Dionne

                              Address:  3 Nicholas Circle
                                        Andover, MA 01810

                              -----------------------------------
                              Les Strauss

                              Address:  2730 Polo Island Drive
                                        Unit A202
                                        Wellington, FL 33414

                              H&D INVESTMENTS 97


                              By:
                                 --------------------------------
                                 General Partner

                              Address:  60 State Street
                                        Boston, MA 02109
                                        Attn: Paul P. Brountas, Esq.



                              -----------------------------------
                              William Dally

                              Address:  1068 Vernier Place
                                        Stanford, CA 94305



                              -----------------------------------
                              Shimon Amir

                              Address:  4 Dwight Street
                                        Brookline, MA 02146



                              -----------------------------------
                              John Colorusso

                              Address:  149 Forest Street
                                        Medford, MA 02155

                              -----------------------------------
                              Anthony Ciulla

                              Address:  c/o Amerindo Investment Advisors
                                        399 Park Avenue, 22nd Floor
                                        New York, NY 10022



                              -----------------------------------
                              Joaquin Garcia-Larrieu

                              Address:  c/o Amerindo Investment Advisors
                                        399 Park Avenue, 22nd Floor
                                        New York, NY 10022



                              -----------------------------------
                              James Stableford

                              Address:  c/o Amerindo Investment Advisors
                                        399 Park Avenue, 22nd Floor
                                        New York, NY 10022



                              -----------------------------------
                              Marc Weiss

                              Address:  c/o Amerindo Investment Advisors
                                        399 Park Avenue, 22nd Floor
                                        New York, NY 10022



                              -----------------------------------
                              Cecil Dean

                              Address:  18 Grey Birch Road
                                        Andover, MA 01810

                              -----------------------------------
                              Richard Escalera

                              Address:  17 Scenic View Drive
                                        Pelham, NH 03076



                              -----------------------------------
                              P. Allen King

                              Address:  30 Gibson Street
                                        Needham, MA 02192


                              Testa, Hurwitz & Thibeault, LLP, d/b/a:
                              High Street Investors 2000


                              By: /s/ George Thibeault
                                 --------------------------------
                              Title: Partner
                                    -----------------------------

                              Address:  125 High Street
                                        Boston, MA 02110

                              Synergy Venture Partners I, L.P.


                              By: /s/ Ajit J. Deura
                                 --------------------------------
                              Title: Partner
                                    -----------------------------

                              Address:  45365 Rutherford Terrace
                                        Fremont, CA 94539


                               /s/ Catherine Hapka
                              -----------------------------------
                              Catherine Hapka

                              Address:  4947 S. Fillmore Ct.
                                        Englewood, CO 80110

                                /s/ James Mongiello
                              -----------------------------------
                              James Mongiello

                              Address:  47066 Palo Amarillo Drive
                                        Fremont, CA 94539


                              Samsung Venture Investment Corp.


                              By: /s/ Jae - Han Lee
                                 --------------------------------
                                  Jae - Han Lee
                                  President

                              Address:  16th Fl. Samsung Yeoksam Bldg.
                                        647-9 Yeoksam-Dong, Kangnam-Ku

                               /s/ Paul Brauneis
                              -----------------------------------
                              Paul Brauneis

                              Address:  43 Pickman Drive
                                        Bedford, MA 01730

                                                                  Exhibit A
                                                                  ---------

Second Closing Purchasers:

                                                                  Exhibit B
                                                                  ---------

     Signature Page to Fifth Amended and Restated Investor Rights Agreement
          dated as of April __, 2000 among Avici Systems Inc. and the
                      Investors and Founders named therein


     Pursuant to Section 7 of Article VII of the Fifth Amended and Restated Investor Rights Agreement dated as of April __, 2000 among Avici Systems Inc., the Investors and Founders named therein (the "Agreement"), the undersigned (the "Subsequent Closing Investor") hereby agrees to become a party to the Agreement as if such person or entity had been listed on Exhibit A thereto, to be added to
                                               ---------
Exhibit A thereto as a "Subsequent Closing Investor", to be subject to the terms
---------
thereof and to be bound by the obligations and responsibilities and entitled to the rights and privileges appertaining to Investors, as set forth therein.

     IN WITNESS WHEREOF, the undersigned has caused the Fifth Amended and Restated Investor Rights Agreement to be executed under seal as of the date set forth below:

                             Name of Subsequent Closing Investor:


                             ----------------------------------

                             Address:
                                       ------------------------

                                       ------------------------

                                       ------------------------

                             Signature:
                                        -----------------------

                                 Title:
                                        ------------------------
                                            (if applicable)


Acknowledged and Agreed to:

Avici  Systems Inc.


By:
   ----------------------------------
   Name:
   Title: